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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 13, 1999

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                      1-9210             95-4035997
  (State or other jurisdiction        (Commission        (I.R.S. Employer
       of incorporation)              File Number)      Identification No.)


      10889 Wilshire Boulevard
       Los Angeles, California                                90024
(Address of principal executive offices)                   (ZIP code)



              Registrant's telephone number, including area code:
                                 (310) 208-8800



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Item 5.  Other Events

     On January 20, 1999, Oxy Capital Trust I (the "Trust"), a wholly-owned subsidiary of Occidental Petroleum Corporation ("Occidental"), issued $525,000,000 aggregate liquidation amount of its 8.16% Trust Originated Preferred Securities at a public offering price of $25 per preferred security. The preferred securities are guaranteed by Occidental based on several obligations. The Trust invested the proceeds from such sale, together with the proceeds from the sale of its common securities to Occidental, into $541,237,125 aggregate principal amount of 8.16% Subordinated Deferrable Interest Notes due 2039 of Occidental.


Item 7.  Exhibits

     1.1 Underwriting Agreement, dated January 13, 1999, among Occidental, the Trust and the Underwriters named therein.

     4.1 Amended and Restated Declaration of Trust of Oxy Capital Trust I, dated January 20, 1999.

     4.2 Indenture (Subordinated Debt Securities), dated as of January 20, 1999, between Occidental and The Bank of New York, as Trustee.

     4.3 Preferred Securities Guarantee, dated as of January 20, 1999, between Occidental and The Bank of New York, as Trustee.

     4.4 Officers' Certificate, dated as of January 20, 1999, pursuant to the Indenture.

     4.5   Form of 8.16% Subordinated Deferrable Interest Notes due 2039.

     8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OCCIDENTAL PETROLEUM CORPORATION
                                                 (Registrant)

DATE:  January 20, 1999                By: /s/ J. R. Havert
                                           -------------------------------------
                                            Name: J. R. Havert
                                            Title:  Vice President and Treasurer

                                       3
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                                 EXHIBIT INDEX

EXHIBIT
-------

     1.1 Underwriting Agreement, dated January 13, 1999, among Occidental, the Trust and the Underwriters named therein.

     4.1 Amended and Restated Declaration of Trust of Oxy Capital Trust I, dated January 20, 1999.

     4.2 Indenture (Subordinated Debt Securities), dated as of January 20, 1999, between Occidental and The Bank of New York, as Trustee.

     4.3 Preferred Securities Guarantee, dated as of January 20, 1999, between Occidental and The Bank of New York, as Trustee.

     4.4 Officers' Certificate, dated as of January 20, 1999, pursuant to the Indenture.

     4.5   Form of 8.16% Subordinated Deferrable Interest Notes due 2039.

     8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters.

                                       4